UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

September 10, 2021

Date of report (Date of earliest event reported)

SUPPORT.COM, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37594	94-3282005
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1521 Concord Pike (US 202), Suite 301

Wilmington, DE 19803

(Address of Principal Executive Offices) (Zip Code)

(650) 556-9440

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SPRT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 10, 2021, Support.com, Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”) at the W Los Angeles - West Beverly Hills, 930 Hilgard Avenue, Los Angeles, CA 90024. The purpose of the Special Meeting was for the Company’s stockholders to consider and vote on the proposals identified in the Company’s definitive proxy statement on Schedule 14A, filed with the U.S. Securities and Exchange Commission on August 10, 2021 (the “Definitive Proxy Statement”). The Definitive Proxy Statement was filed in connection with the Company’s previously announced Agreement and Plan of Merger with Greenidge Generation Holdings Inc. (“Greenidge”) and GGH Merger Sub, Inc. (“Merger Sub”), dated as of March 19, 2021 (the “Merger Agreement”), pursuant to which Merger Sub will be merged with and into the Company, with the Company continuing as the surviving corporation and a wholly-owned subsidiary of Greenidge (the “Merger”).

As of the close of business on July 26, 2021, the record date for the Special Meeting, there were 24,231,626 shares of the Company’s common stock issued and outstanding. At the Special Meeting, a total of 14,078,819 shares of the Company’s common stock, representing approximately 58.10% of its common stock issued and outstanding, were present in person or by proxy, constituting a quorum to conduct business.

At the Special Meeting, the Company’s stockholders considered and voted on the proposals described below, each of which is further described in the Definitive Proxy Statement. The number of votes cast for and against each such proposal, as well as the number of abstentions as to each such proposal, have been certified by the inspector of election and are set forth below:

Voting Results for the Special Meeting

Proposal No. 1 – Adoption of the Merger Agreement: Approved

Voting Results:

For	Against	Abstain
14,045,341	17,989	15,489

Proposal No. 2 – Approval, on an advisory (non-binding) basis, the compensation that will or may be paid or provided to named executive officers of the Company in connection with the Merger: Approved

Voting Results:

For	Against	Abstain
13,200,569	791,434	86,816

Proposal No. 3 – Approval of any proposal to adjourn the Special Meeting, if necessary, to permit further solicitation of proxies because there are not sufficient votes to approve Proposal No.1: Approved

Voting Results:

For	Against	Abstain
13,986,977	56,423	35,419

Item 8.01	Other Events.

On September 10, 2021, the Company issued a press release relating to the Special Meeting. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release of the Company, dated September 10, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 10, 2021

SUPPORT.COM, INC.

By:	/s/ Lance Rosenzweig
Name:	Lance Rosenzweig
Title:	President and Chief Executive Officer